Exhibit 10.51

FIRST AMENDMENT TO REAL ESTATE CONTRACT

This First Amendment to Real Estate Contract is dated as of this date of April, 2005 between RICHARDSON ELECTRONICS, LTD.. a Delaware corporation (“Seller”) and SHODEEN CONSTRUCTION COMPANY, L.L.C., an Illinois limited liability company (“Purchaser”).

RECITALS

WHEREAS, Seller is the owner of fee title to real property located in Kane County, Illinois located on Kessinger Road and has executed a Real Estate Sale Contract dated June 8, 2004 with Purchaser in the connection of the sale of approximately 205 acres to Purchaser (the “Purchase Agreement”);

WHEREAS, Seller and Purchaser have decided to amend the Purchase Agreement.

NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, parties shall hereby agree as follows:

1. CLOSING DATE. Notwithstanding anything to the contrary contained in the Purchase Agreement, the parties have agreed to close the transaction on May 26, 2005. Time is of the essence with respect to said closing date due to Seller’s the desire to close the transaction by the end of Sellers fiscal year.

2. WAIVER OF CONTINGENCIES. Purchaser has agreed to waive all contingencies set forth in the Purchase Agreement to the extent not already satisfied, including, but not limited to the “Governmental Approvals” (as defined in the Purchase Agreement) set forth in Section 4 of the Purchase Agreement, Physical Approvals” of the “Purchased Land” (both as defined in the Purchase Agreement) as set forth in Section 3 of the Purchase Agreement and Purchaser’s review of title and survey with respect to the Purchased Land.

3. CROSS EASEMENT AGREEMENT AND FARM LEASE. In exchange for the agreement by Purchaser to waive the Government Approvals contingency provisions and to agree to the May 26, 2005 closing date, Seller and Purchaser hereby agree to execute and deliver a Cross Easement agreement in the form attached hereto and made hereof as Exhibit A and the Farm Lease in the form attached hereto and made a part hereof as Exhibit B.

4. FULL FORCE AND EFFECT. As otherwise set forth herein, the Purchase Agreement remains in full force and effect.

5. COUNTERPARTS. This Amendment may be executed in counterparts, both of which when taken together shall constitute a single original.

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date and year first written above.

SELLER:

Richardson Electronics, Ltd., a Delaware corporation

By:
Title:

PURCHASER:

Shodeen Construction Company, L.L.

C., an Ilinois limited liability company

By:
Title: